                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 21, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

           Delaware                     001-13403                 84-1032638
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

     4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri       64116
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            (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

American Italian Pasta Company (the "Company") and Alvarez & Marsal, LLC ("A&M")
have  agreed to the terms  under  which A&M will  continue  to  provide  certain management  consulting  services to the Company while the Company  completes its restatement  process and  finalizes its search for a permanent  Chief  Executive
Officer.  The  revised  engagement  terms  are set  forth in an  amendment  (the
"Amendment") to the September 28, 2005 letter agreement between the parties.

The Amendment (1) sets  staffing  costs for remainder of 2007;  (2) confirms the current  hourly  billing  rates for A&M  personnel;  and (3) sets the  potential incentive  compensation  for reaching certain  established  EBITDA and cash flow targets for FY 2007.

The  Amendment  is attached as Exhibit  10.1 hereto and  incorporated  herein by reference.

Item 9.01  Financial Statements and Exhibits.

         (d)   Exhibits.

         10.1  Letter  Agreement  between the Company and Alvarez & Marsal,  LLC dated March 21, 2007. (Portions redacted as confidential)

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: March 27, 2007              AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Vice President and Corporate
                                            Controller

                                  EXHIBIT INDEX

Exhibit Number      Description

     10.1           Letter  Agreement  between the Company and Alvarez & Marsal,
                    LLC   dated   March  21,   2007.   (Portions   redacted   as
                    confidential)